UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         April 22, 1996 (April 22, 1996)
   ---------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                              AMERICAN BRANDS, INC.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  1-9076                  13-3295276
  ---------------------------------------------------------------------------
  (State or other jurisdiction    (Commission              (IRS Employer
       of incorporation)          File Number)           Identification No.)



         l700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811
   ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.
- ------   ------------

     Registrant's press release dated April 22, 1996 is filed herewith as
Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

         (c)  Exhibits.
              --------

              20.  Press release of Registrant dated April 22, 1996.






                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AMERICAN BRANDS, INC.
                                             ---------------------
                                                  (Registrant)


                                            By       Robert L. Plancher
                                               --------------------------------
                                               Robert L. Plancher
                                               Senior Vice President
                                                 and Chief Accounting Officer


Date:  April 22, 1996

                                  EXHIBIT INDEX



                                                              Sequentially
Exhibit                                                       Numbered Page
- -------                                                       -------------


  20.  Press release of Registrant dated
       April 22, 1996.